Strawberry Fields REIT

Investor Presentation | Q2 2026

NYSE: "STRW"

Skilled Nursing Facility REIT | Pure-Play SNF REIT | 22+ Years Performance | Internally Managed

142

Facilities

10

States

15,500

Licensed Beds

$143M

Base Rent

Important Disclosures

Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the U.S. federal securities laws. Forward-looking statements provide our current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, FFO, our strategic plans and objectives, cost management, potential property acquisitions, anticipated capital expenditures (and access to capital), amounts of anticipated cash distributions to our stockholders in the future and other matters. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and variations of these words and other similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and/or could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Forward-looking statements involve inherent uncertainty and may ultimately prove to be incorrect or false. You are cautioned to not place undue reliance on forward-looking statements. Except as otherwise may be required by law, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or actual operating results.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control, risks, uncertainties and other factors described in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Form S-3/A filed with the Securities and Exchange Commission (the "SEC") on July 25, 2024. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company described above. The Company undertakes no duty to update these forward-looking statements.

Use of Projections

This presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures not based on generally accepted accounting principles. The Company presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to investors.

The Company believes that net income as defined by GAAP is the most appropriate earnings measure. We also believe that funds from operations ("FFO"), as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts ("NAREIT"), and adjusted funds from operations ("AFFO") are important non-GAAP supplemental measures of our operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other

Legal Disclaimer

items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding the impact of straight-line rent, above-/below-market leases, non-cash compensation and certain non-recurring items. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and makes comparisons of operating results among REITs more meaningful. We consider FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare our operating performance between periods or as compared to other companies.

While FFO and AFFO are relevant and widely used measures of operating performance of REITs, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to our real estate assets nor do they purport to be indicative of cash available to fund our future cash requirements. Further, our computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than we do.

EBITDARM is a non-GAAP measure that for any period of determination, the aggregate net operating income of Tenant for such period to the extent derived from the operation of the Premises as reflected in their financials, adjusted to add thereto, to the extent allocable to the Premises for the applicable period of determination, without duplication, (1) interest expense, (2) income tax expense, (3) depreciation and amortization expense, (4) base rent, and (5) management fee expenses.

Net Debt is a non-GAAP financial measure representing principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company's leverage metrics.

We believe that the use of FFO, AFFO, EBITDA, Adjusted EBITDA (which can be defined as EBITDA net of the effects of straight-line rent, gain/loss on currency translation costs and the effects of credit provision for doubtful accounts), EBITDARM and Net Debt are helpful to our investors as these metrics are used by management in assessing the health of our business and our operating performance.

The non-GAAP financial measures used in this presentation are reconciled to the most directly comparable GAAP measures in the appendix. Additional information about such measures are contained in our annual and quarterly reports on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission. Such reconciliations are also available on our website at www.strawberryfieldsreit.com.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. This presentation includes industry data obtained from publicly available third-party sources. The Company is not aware of any misstatements contained in such industry data, but it has not independently verified it and does not guarantee the accuracy or completeness of such information contained in this presentation.

No Offer

This presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THIS PRESENTATION.

The Investment Case

STRAWBERRY FIELDS

01 Durable Cash Flows

NNN leases with ~2.8% escalations | 100% rent collection | Government-backed revenue

02 Proven Growth Track Record

33 to 142 facilities since 2015 | 11%+ CAGR on AFFO and EBITDA over 5 years

03 Structural Demographic Tailwinds

72M+ Americans 65+ by 2035 | Low supply | High barriers-to-entry | Growing Medicare spend

04 Disciplined Capital/Debt Structure

Dually listed NYSE & Tel Aviv Stock Exchange| $200mm Corporate Credit Line | Access to fixed-rate HUD debt

05 Active Pipeline & Valuation Opportunity

$225M+ near-term pipeline | 10.5x AFFO multiple (deep discount to peers) | 4.9% dividend yield

Company Snapshot

Strawberry Fields REIT | NYSE: STRW | as of June 30, 2026

2003
Founded
Moishe Gubin and Michael Blisko Founders
55+ years of collective SNF experience

2023*
NYSE Listed
Ticker: STRW

142
Total Facilities
130 SNFs | 10 ALFs | 2 LTACHs

15,500
Licensed Beds
Across 10 states

PURE-PLAY SNF
Asset Type
Triple-net lease structure

$143M
Annualized Base Rent
13.0% 5-Yr CAGR (2021–2026E)

*completed direct listing in September 2022 on the OTCQX

Portfolio At-A-Glance

STRAWBERRY FIELDS

as of June 30, 2026

100%
Contractual Rent Collected

$200M
Corporate Credit Facility
SOFR+2.75% | $140M dry powder

$225M+
Acquisition Pipeline
strong institutional network

$73.9M*
Adjusted FFO
Q2 2026 Annualized | 11.0% 5-Yr CAGR

$127.5M*
Adjusted EBITDA
Q2 2026 Annualized | 13.6% 5-Yr CAGR

5.7x*
Net Debt / EBITDA
$140M dry powder post-CCF · 3.91% HUD anchor, 20+ yr term

49.8%**
Net Debt / Net Assets

2.17x***
EBITDARM Coverage

4.9%
Dividend Yield
at $13.75(Jun 30, 2026)

*For non-GAAP numbers/calculations please see the reconciliations on page 27 & 28.
**Net Assets valuation is based on annual base rents of the portfolio multiplied by a 10x cap (refer to page 7 for the Company's investment criteria). See Page 28 for a cap rate sensitivity table.
***EBITDARM is a non-GAAP measure; please see page 28 for a further explanation. This amount is not audited and is based on annualized operator results as of May 31, 2026.

Disciplined Underwriting and Acquisition Strategy

NYSE: STRW

01

Investment Criteria

- 10%+ projected ROI
- 20% projected levered IRR over a 10-year investment horizon (initial term of the lease)
- 12% projected ROE at 50% LTV with 8% interest
- Annual lease payment of no more than 80% of operator's pro-forma adjusted EBITDAR*
- Focus on smaller deals that are typically off-market and not typically sought by larger REITs.

10% YIELD*

02

Due Diligence

- Operator-Level financials (3+ years) and evaluation of existing and anticipated future reimbursements in proposed area
- Facility information, including licensing status, zoning and tenant leasehold improvements
- Potential operators, including background checks and personal financial statements

Sustainable Portfolio

03

Asset Management

- Analysis of tenant-furnished operator-level financials, along with monthly operating data
- Oversee upkeep of the facilities and review annual surveys to ensure residents are properly cared for.
- Evaluation of individual and portfolio property performance, liquidity metrics, lease and debt coverage, occupancy, planned capital expenditures, and other measures
- In-person visits to each facility in the portfolio at least 2 times per year

142 Facilities

04

Recent Acquisitions

- 1 SNF in Oklahoma near Grove (50 beds) for $3.0mm in November 2025.
- 1 SNF/ALF (124 beds) in Missouri for $5.3mm in Aug. 2025
- 1 SNF in Harrah, Oklahoma (80 beds) for $4.3mm in Aug. 2025
- 9 SNF's (684 beds) in Missouri for $59.0mm in Jul 2025
- SNF in Texas near Houston (112 beds) for $11.5mm in April 2025.

$225M+ Pipeline

* "EBITDAR" is defined as earnings before interest, taxes, depreciation, amortization and rent.
**Year-1 yield unlevered cash on cash return

Geographic Footprint

Diversified across 10 states with strategic concentration | As of June 30, 2026

CONSULTANTS / OPERATORS

Advena Healthcare
AOM Healthcare
Bria Health Services
Hull Valley HC
Infinity of Illinois
Infinity of Indiana
Infinity of Tennessee
Oasis Health Care Group
Reliant Care Management
Tide Group



% OF BASE RENT BY STATE



Indiana 25.2%
Kentucky 18.3%
Illinois 15.7%
Tennessee 12.5%
Missouri 12.2%
Arkansas 7.7%
Texas 3.9%
Oklahoma 2.1%
Kansas 1.9%
Ohio 0.6%

142	15,500	10	16
Facilities	Licensed Beds	States	Consultants

Dual Growth Engine

Internal income growth combined with external acquisition growth

Internal Growth

- Built-in rent escalations (~2.8% avg annual)
- 100% contractual rent collection
- Long-term NNN lease structures
- Government-backed tenant revenue (Medicare/Medicaid)
- Organic portfolio value appreciation

External Growth

- $225M+ active acquisition pipeline
- Off-market, smaller deals (less competition)
- Disciplined underwriting (10% year-1 yield unlevered cash on cash)
- Scalable acquisition model (33 to 142 facilities)
- Strategic geographic expansion

Repeatable Acquisition Model

Systematic sourcing, underwriting, and integration

01 Source

Off-market deal flow through established operator relationships and industry network

02 Underwrite

Rigorous due diligence with 10% ROI target*. Facility-level cash flow analysis

03 Structure

Long-term NNN leases** with ~3% annual increases. Leases include security deposit and guarantees

04 Integrate

Standardized onboarding. Operator monitoring framework. Coverage ratio tracking

$225M+ Active Pipeline | Off-market sourcing | 10% ROI | 33 to 142 facilities since 2015

*Year-1 yield unlevered cash on cash return
**Standard leases are for 10-year initial terms with 2 x 5-year extension options

Proven Acquisition Strategy

Disciplined, off-market acquisitions and strong execution driving compounding portfolio and valuation growth

2015 – 2017

2015: Strawberry Fields REIT, LLC, founded by Mr. Gubin, Mr. Blisko and other investors who acquired portfolio of 33 SNF properties.

2015: Issued $68.3 million of Series A bonds on the Tel Aviv Stock Exchange, with an initial S&P Israel "ilA-" rating; and paid off in November 2023.

2015: Expanded into Texas, Ohio, Oklahoma and Michigan through the purchase of 16 properties.

2016: Expanded into Tennessee and Kentucky through the purchase of 8 properties. We sold one property in Illinois.

2017 – 2020

2017-2018: Purchased 9 properties in Arkansas, together with one in Indiana and one in Kentucky. Tenants engaged three additional consulting groups (Benchmark, Green Park, and Paramount).

2018: Issued $67.1 million of Series B bonds on the Tel Aviv Stock Exchange with an initial S&P Israel "ilA+" rating and paid off in March 2022.

2019-2020: Purchased 14 additional properties in Arkansas, Kentucky, Illinois and Indiana.

2021 – 2023

2021: Created an UPREIT, with the Company as GP of the operating partnership that holds all properties.

Acquired 5 properties in Tennessee and 1 in Kentucky. Sold 5 properties in Illinois.

2022: Began trading on the OTCQX under the ticker "STRW".

Jan 2023: Acquired a 120-bed SNF in Breathitt County, KY.

Feb 2023: Uplisted to NYSE American Exchange.

Aug 2023: Acquired 19 SNF's & 5 ALF's (1,852 beds) located in Indiana for $102M.

2024

Jan: Acquired 8-bed SNF/ALF located in Georgetown, IN for $5.85M

Jul: issued the first series of bonds on the Tel Aviv Stock Exchange under Strawberry Fields REIT Inc. and raised $76.5M.

Jul: Went Effective on Form S-3; began selling shares via ATM Program.

Aug & Sep: We acquired 5 long -term facilities. 3 in TN (356 beds) and 2 in TX (254 beds).

Dec: Completed $35M follow-on stock offering.

Dec: Acquired 9 facilities with 1,000+ beds in Missouri/Oklahoma.

2025 – 2026

Jan: Acquired 6 facilities/500+ beds in Kansas.

Apr: Acquired a 112 bed SNF in Houston for $12MM.

Jul: Raised $87M by issuing Series B Bonds on Tel Aviv Exchange.

Jul: Acquired 9 SNF's (686 beds) in Missouri for $59M.

2026 YTD: Created $225M+ near-term acquisition pipeline; closed $200M Corporate Credit Facility.



SF Growth (number of facilities)
33
35
47
47
54
55
56
57
67
75
79
81
82
83
83
83
83
83
109
110
130
140
143
142
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22
Jan-23
Jul-23
Jan-24
Jul-24
Jan-25
Jul-25
Jan-26
Jul-26

The Demographic Tailwinds

STRAWBERRY FIELDS

A 30-year structural advantage for skilled nursing operators

10 Years — 2035	20 Years — 2045	30 Years — 2055
72M+	**83M+**	**95M+**
Americans aged 65+	Americans aged 65+	Americans aged 65+
Up from 58M today. Medicare SNF spending growing at 4.63% CAGR.	Peak baby boomer aging. 83.5% of SNF residents are in 65+ demographic.	Sustained demand growth. Low new supply from regulatory barriers.

Supply Constraints

< 1% net new bed supply | High regulatory barriers
Rising construction costs | Certificate of Need limits

Demand Drivers

4.63% Medicare CAGR | 83.5% SNF residents 65+
Post-acute care shift | Expanding Medicaid coverage

Sources: U.S. Census Bureau; CDC National Center for Health Statistics; Centers for Medicare & Medicaid Services.

Aging Demographics Driving Structural Demand

By 2030, the U.S. population aged 65 and older is projected to exceed 72 million, supporting sustained demand and reinforcing strong barriers to entry.

% of Total Population



19.3%
20.0%
20.2%
AGE 65+
16.1%
13.0%
4.3%
3.5%
1.9%
1.9%
2.3%
AGE 85+
2010
2020
2030
2040
2050

Total Population for Age Group



88.5
81.2
AGE 65+
72.1
54.8
40.2
19.0
14.2
5.8
6.6
8.7
AGE 85+
2010
2020
2030
2040
2050

Source: United States Census Bureau

High Barriers-to-Entry

The Company has achieved scale in targeted markets where set-up and operational costs are prohibitively expensive for operators who do not have specialized knowledge of the industry and economies of scale. An aging population combined with lack of new supply creates high-barriers to entry for other investors and operators.

High barriers to entry:
- Significant set-up costs
- Regulatory restrictions
- Specialized knowledge

Federal and state-level subsidies through Medicaid & Medicare



Growing demand due to an increase in life expectancy

Low supply of new nursing homes and restriction on licensing

Financial Performance and Portfolio Growth

Strong, consistent growth across all key metrics (2021–2026E)

Adjusted FFO ($M)*


43.9
51.1
52.7
55.8
72.5
73.9
2021
2022
2023
2024
2025
2026E

11.0% AFFO CAGR (2021–2026E)

Portfolio Growth CAGR ($M)**


777.4
821.6
868.4
1,043.9
1,426.8
1,427.2
2021
2022
2023
2024
2025
2026E

12.9% Portfolio Growth CAGR (2021–2026E)

*STRW has delivered 11.0% AFFO CAGR over five years, driven by disciplined 10-cap acquisitions, built-in ~2.8% rent escalations, and efficient capital deployment. Q2 2026 annualized AFFO of $73.9M extends this trajectory.

**Portfolio Growth is calculated as the average base rents collected from tenants, including straight-line adjustments and multiplied by 10x Cap (refer to page 12 for the Company's investment criteria). See Page 28 for a cap rate sensitivity table.

Growth in AFFO

Significant AFFO growth driven by accretive reinvestment of cash flow, scaling operations and utilizing HUD debt

Illustrative Reinvestment of Cash Flow

Projected 2026 AFFO*	$73,890,000
Payout Ratio	**50.6%**
Retained Cash Flow	$37,394,000
Targeted Acquisition ROE	15.0%
Incremental AFFO	$5,474,000
Organic AFFO Growth	**7.4%**

AFFO/Share Growth*



$0.82
$0.96
$1.02
$1.11
$1.30
$1.33
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
2026E

10.1% AFFO/Share CAGR (2021–2026E)

*Projected 2026 AFFO and shares based on Q2 2026 annualized results; historical shares calculated based on Operating Partnership units outstanding each year.

Q2 2026 Debt Structure

Conservative, long-duration debt profile | $200M Corporate Credit Facility closed in Q2

5.9%	20+	49.8%	5.7x
Blended Interest Rate	Years Avg. HUD Debt Maturity	Net Debt / Net Assets	Net Debt / AEBITDA

Debt Maturity Schedule ($M)



300
250
200
150
100
50
0

	2026	2027	2028	2029	2030	2031	Thereafter
Bonds*	$166.5	$6.8	$6.8	$101.1	$48.1	$0.0	$0.0
Bank Loans**	$1.7	$1.7	$1.7	$154.9	$0.0	$2.7	$0.0
HUD	$8.3	$8.3	$8.3	$8.3	$8.3	$8.3	$220.8

Debt Composition

Corporate Bonds
$359M | 5.70-9.10% | refinancing in progress
Tel Aviv Stock Exchange | maturities laddered beyond 2031

Bank / CCF
$163M outstanding | $200M CCF @ SOFR+2.75%
$100M term + $200M revolver | 3-yr + two 1-yr extensions

HUD/FHA Insured
$250M | 3.91% wtd avg
30+ year terms, government-backed

*BOND REFINANCING IN PROGRESS: Company is refinancing 2026 Israeli bond maturities (Series A, C, D) via two new TASE bond issuances at ~6.85% (4.5-year tenor) plus the $200M Corporate Credit Facility (SOFR+2.75%). Post-refinancing, debt will be approximately equally laddered across 2027-2031 with ~$140M of dry powder available.
**The Bank Loans maturing in 2029 include two 1-year extensions which are not reflected on this table.

Operator Health & Risk Framework

Transparent, institutional-grade approach to portfolio risk management

Operator Concentration

- Diversified exposure across 16 consulting groups.
- No single operator exceeds 25% of revenue.
- Master leases comprise 90.1% of facilities.

Coverage Metrics

- EBITDARM rent coverage at 2.17x (TTM May 2026).
- Consistent monitoring across operator cohorts.
- Proactive identification of coverage trends.

Internal Monitoring

- Monthly analysis of operator-level financials.
- In-person facility visits 2x per year.
- Occupancy, survey, and CapEx tracking.

Risk Mitigation

- Proactive credit assessment framework.
- Early intervention protocols.
- Geographic and operator diversification strategy.

Valuation Context

STRAWBERRY FIELDS

Attractive entry point relative to healthcare REIT peers

STRW trades at a meaningful discount to healthcare REIT peers despite delivering superior AFFO growth and maintaining a well-covered, growing dividend

Metric	STRW	Peer Range	Takeaway
AFFO Multiple	10.5x	12.9x - 21.5x	Significant discount to peers
Dividend Yield	4.9%	3.8% - 5.9%	Attractive yield with lowest payout ratio
AFFO/Share CAGR (2021–2026E)	10.2%	-0.8% to 5.6%	Best-in-class growth profile
Payout Ratio	50.6%	72.9% - 87.2%	Maximum room for dividend growth
SNF Concentration	91.5%	36.3% - 63.4%	Closest pure-play SNF REIT
EBITDARM Coverage	2.17x	2.01x - 3.41x	Healthy coverage in-line with peers

Peers: CareTrust REIT (CTRE), Omega Healthcare (OHI), Sabra Health Care (SBRA), National Health Investors (NHI), LTC Properties (LTC). Sources: Company filings, S&P Capital IQ, Bloomberg. Note; CTRE, NHI, and LTC data as of Q1 2026.

A Persistent Valuation Gap

STRW vs. SNF healthcare REIT peers | Sources: Company filings, S&P Capital IQ, Bloomberg


AFFO Trading Multiple
10.5x
12.9x
13.1x
14.7x
15.7x
21.5x
Peer avg 14.7x

~40%

discount to the peer-average AFFO multiple

Leading peers on the fundamentals

#1 **Most SNF-focused**
92% of portfolio vs. 36–63% peers

#1 **Fastest AFFO/share growth**
+11% CAGR '21 –'26E vs. ≤6% peers

#1 **Lowest AFFO payout**
~50%: most dividend coverage of the group

Note; CTRE, NHI, and LTC data as of Q1 2026. .

Market Performance and Value Opportunity

Performance for STRW over the Last Year (June 30, 2025 – June 30, 2026)

1-Year Total Return vs. Peers


38.4%
37.2%
37.1%
18.3%
14.0%
12.5%
OMEGA
STRAWBERRY FIELDS
CARETRUST
LTC
NHI
SABRA

STRW Stock Price Performance (TTM June 2025 – June 2026)


TTM
27.9%
Price/Inc.
$15
$14
$13
$12
$11
Jul 2025
Aug 2025
Sep 2025
Oct 2025
Nov 2025
Dec 2025
Jan 2026
Feb 2026
Mar 2026
Apr 2026
May 2026
Jun 2026

Note: Sources: Company filings, S&P Capital IQ, Bloomberg.
1) 1-year period from June 30, 2025 to June 30, 2026.

Skilled Nursing Focus Magnified

STRW is the closest pure-play SNF real estate investor in the market



SNF Properties as a % of Portfolio
91.5%
63.4%
60.2%
56.9%
37.1%
36.3%
STRAWBERRY FIELDS
CARETRUST REIT
OMEGA
SABRA HEALTH CARE REIT, INC.
NHI
LTC REIT

Represents owned portfolios; CTRE, NHI, and LTC concentrations as of Q1 2026;.others as of Q2 2026.

Peer Comparison

STRW vs. SNF Healthcare REIT peers | Sources: Company filings, S&P Capital IQ, Bloomberg

AFFO Payout Ratio (%)



50.6%
72.9%
75.0%
77.0%
81.3%
87.2%
STRAWBERRY FIELDS
NHI
SABRA
LTC
CARETRUST
OMEGA

2021-Q2 2026 Ann. AFFO/Share CAGR (%)



-0.8%
0.1%
0.0%
3.5%
5.6%
10.2%
NHI
OMEGA
LTC
SABRA
CARETRUST
STRAWBERRY FIELDS

Note; CTRE, NHI, and LTC data as of Q1 2026.

Leadership

Experienced management team with deep healthcare real estate expertise



Moishe Gubin

Chairman & CEO

- Founder with 22+ years in skilled nursing and healthcare real estate
- Leads strategy, acquisitions, and portfolio growth
- direct involvement in all investments since inception
- Deep operator relationships across core markets



Jeffrey Bajtner

CIO & COO

- Oversees acquisitions, dispositions, and investor relations
- Drives sourcing, underwriting, and execution discipline
- Prior experience at BlitzLake Partners (mixed-use development)
- Integrates capital markets with operating strategy



Greg Flamion

CFO

- Leads capital structure, HUD financing, and financial reporting
- Oversees balance sheet strategy and capital markets execution
- Former CFO at Zimmerman Advertising (Omnicom Group)
- Brings institutional finance and reporting rigor



Steven Greenfield

General Counsel

- Oversees governance, compliance, and legal strategy
- Manages related-party transactions and regulatory oversight
- Previously at Weil, Gotshal & Manges and Mayer Brown
- Extensive experience in complex legal frameworks

Board of Directors

STRAWBERRY FIELDS

Independent oversight with deep healthcare and capital markets expertise



Moishe Gubin

Chairman & CEO
- Founder with deep sector expertise in SNF real estate
- Provides strategic leadership and investment oversight
- Long-standing track record in acquisitions and operations



Michael Blisko

Director
- CEO of Infinity Healthcare
- Brings operator-level insight into skilled nursing performance
- Deep experience in healthcare ops and reimbursement



Jack Levine

Director
- CPA with public company board experience (Blink Charging)
- Financial oversight, audit, and governance expertise
- Strong capital markets and accounting background



Stanford Gertz

Director
- Executive experience in LTC pharmacy operations
- Adds clinical and ancillary services perspective
- Supports operator performance and care delivery insight



Mark Myers

Director
- 30+ years in seniors housing and healthcare real estate
- Extensive experience across development and operations
- Provides long-cycle industry perspective



Ted Lerman

Director
- CEO of Steel Warehouse
- Brings operating, capital allocation, and leadership experience
- Adds diversified industrial and governance perspective

150+ years experience | 140+ facilities | Multi-cycle capital markets and healthcare operating expertise

Thank You

Strawberry Fields REIT | NYSE: STRW

INVESTOR RELATIONS

Moishe Gubin, Chairman & CEO | Mgubin@sfreit.com
Jeff Bajtner, CIO | Jbajtner@sfreit.com

6101 Nimtz Parkway, South Bend, IN 46628 | 574.807.0800
www.strawberryfieldsreit.com

Non-GAAP Measure Reconciliation

Appendix:

Adjustments to FFO ("AFFO")		
	Six Months Ended June 30,	
(dollars in $1,000s)	2026	2025
Net income	**$ 18,412**	**$ 15,653**
Depreciation and amortization	22,623	22,594
Funds from Operations	**41,035**	**38,247**
Straight-line rent	(4,090)	(3,022)
Funds from Operations, as Adjusted	**$ 36,945**	**$ 35,225**
Q2 2026 AFFO Annualized	*$ 73,890*	

Adjustments to EBITDA ("AEBITDA")		
	Six Months Ended June 30,	
(dollars in $1,000s)	2026	2025
Net income (loss)	**$ 18,412**	**$ 15,653**
Depreciation and amortization	22,623	22,594
Interest expense	26,819	25,966
EBITDA	**67,854**	**64,213**
Straight-line rent	(4,090)	(3,022)
Adjusted EBITDA	**$ 63,764**	**$ 61,192**
Q2 2026 AEBITDA Annualized	*$ 127,529*	

Non-GAAP Measure Reconciliation

Appendix:

- **EBITDARM** is a non-GAAP measure that for any period of determination, the aggregate net operating income of Tenant for such period to the extent derived from the operation of the Premises as reflected in their financials, adjusted to add thereto, to the extent allocable to the Premises for the applicable period of determination, without duplication, (1) interest expense, (2) income tax expense, (3) depreciation and amortization expense, (4) base rent, and (5) management fee expenses.
- **Net Debt** is a non-GAAP financial measure, represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company's leverage metrics.

Net Debt/Net Asset Sensitivity Table

Total Debt	$	764,460
Cash		42,154
Net Debt	$	722,306
Q2 2026 Rents	$	142,715

Cap Rate	Property Value	Notes Receivable	Net Assets	Net Debt/ Net Asset
10.00%	$1,427,155	24,171	$1,451,325	49.8%
9.75%	1,463,748	24,171	1,487,919	48.5%
9.50%	1,502,268	24,171	1,526,439	47.3%
9.25%	1,542,870	24,171	1,567,040	46.1%
9.00%	1,585,727	24,171	1,609,898	44.9%
8.75%	1,631,034	24,171	1,655,204	43.6%

Net Debt/AEBITA

Total Debt	$	764,460	
Cash		42,154	
Net Debt		722,306	
AEBITDA	$	127,529	
Net Debt/AEBITDA		**5.7**	x